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EXHIBIT 11(A)(2)

                                 CERTIFICATIONS*

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                       AS ADOPTED PURUSANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

I, James D. Gallagher, President (Chief Executive Officer) of Manufacturers Investment Trust (the "Registrant"), certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

                  1. The Registrant's periodic report on Form N-CSR for the period ended 6/30/04 (the "Form N-CSR") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                  2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated:  September 10, 2004

/S/ JAMES D. GALLAGHER
President (Chief Executive Officer)

A signed original of this written statement required by Section 906 has been provided to Manufacturers Investment Trust and will be retained by Manufacturers Investment Trust and furnished to the Securities and Exchange Commission or its Staff upon request.

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                       AS ADOPTED PURUSANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

I, Gordon M. Shone, Vice President & Chief Financial Officer of Manufacturers Investment Trust (the "Registrant"), certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

                  1. The Registrant's periodic report on Form N-CSR for the period ended 6/30/04 (the "Form N-CSR") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                  2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated:  September 10, 2004

/S/ GORDON M. SHONE
Vice President & Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Manufacturers Investment Trust and will be retained by Manufacturers Investment Trust and furnished to the Securities and Exchange Commission or its Staff upon request.

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*These certifications are being furnished solely pursuant to 18 U.S.C. Section
1350 and are not being filed as part of this Form N-CSR or as a separate disclosure document.